UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

ZOOMPASS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-203997	30-0796392
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2075 Kennedy Road Suite 404 Scarborough, Ontario	M1T 3V3
(Address of principal executive offices)	(Zip Code)

(416) 452-5254

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Prior independent registered public accounting firm

On June 19, 2019, the Board of Directors of Zoompass Holdings, Inc. (the “Company”) approved the dismissal of its independent registered public accounting firm MNP, LLP (“MNP”). MNP audited the Company’s financial statements for the fiscal year ended December 31, 2017.

The report of MNP on the Company’s financial statements for the fiscal year ended December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During our most recent fiscal year and through the date of resignation, (a) the Company had no disagreements with MNP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of MNP would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (b) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided MNP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by MNP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On June 19, 2019, our Board of Directors approved the engagement of SRCO Professional Corporation (“SRCO”) as our independent registered public accounting firm and SRCO was engaged on June 19, 2019. During the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and from January 1, 2019 through June 19, 2019, neither the Company nor anyone on its behalf consulted SRCO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to the Company that SRCO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

16.1	Letter of MNP, LLP dated June 19, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zoompass Holdings, Inc.

Date: June 19, 2019	By:	/s/ Mahmoud Hashem
Mahmoud Hashem, Chief Executive Officer

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